SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

STANDARD COMMERCIAL CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

1-9875	13-1337610
(Commission File Number)	(IRS Employer ID Number)

2201 Miller Road, Wilson, North Carolina 27893

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (252) 291-5507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 21, 2004, Standard Commercial Corporation issued a press release announcing that the waiting period for a review by the United States Federal Trade Commission of the proposed merger between Standard and DIMON Incorporated pursuant to the Hart-Scott-Rodino Act expired on December 20, 2004 at 11:59 p.m. A copy of this press release is attached hereto.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated December 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD COMMERCIAL CORPORATION

Date: December 21, 2004	/s/ Robert A. Sheets
Robert A. Sheets,
Executive Vice President Finance and Chief Financial Officer